COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

17. COMMITMENTS AND CONTINGENCIES

(a) Commitments

As of December 31, 2024 and 2025, the Company had no capital expenditure commitments or other significant contractual obligations. The Company continuously monitors its capital needs and has the financial flexibility to adjust to future investment requirements. The Company has no plans for material capital expenditures at this time.

(b) Contingencies

The Company may become involved in legal proceedings, investigations, and regulatory actions arising in the ordinary course of business. These proceedings could include disputes with vendors, customers, or regulatory bodies. The outcomes of such proceedings are inherently uncertain, and while the Company does not currently anticipate that any such matters will have a material adverse effect on its financial position, results of operations, or cash flows, it continues to assess legal risks on an ongoing basis.

On July 2, 2025, a multinational OEM company (through its Hong Kong subsidiary, the “Plaintiff”) commenced legal proceedings in the High Court of Hong Kong, Court of First Instance against our Chief Executive Officer and one of our subsidiaries, Sereno Cloud Solution HK Limited (“collectively referred to as Defendants”), in connection with a prior commercial dispute. The complaint alleges, as a threshold matter, that the subsidiary induced the Plaintiff to enter into a settlement agreement dated October 21, 2022 through fraudulent misrepresentations and unlawful means conspiracy, and seeks rescission of that settlement agreement. The Plaintiff further alleges, contingent upon the success of the rescission claim, historical breaches of an original equipment manufacturer agreement entered into in 2018 and a subsequent undertaking agreement.

The Company intends to vigorously defend the action. The proceedings are at a preliminary stage; the Defendants have filed their Defence recently denying the allegations and discovery has not yet commenced. At this stage, the Company is unable to reasonably estimate the possible loss, if any. Accordingly, no provision has been recognized in the consolidated financial statements.

Except as disclosed above, as of December 31, 2024 and 2025, the Company was not a party to any material legal or administrative proceedings that would require disclosure under ASC 450 (Contingencies). The Company has established internal controls to monitor and assess the potential impact of legal and regulatory risks, and regularly consults with external legal counsel to ensure that any developments are accounted for in accordance with U.S. GAAP.

The Company continually monitors developments in its legal environment and updates its assessments regularly. If any legal proceedings are anticipated to result in a loss that is both probable and reasonably estimable, the Company will recognize a provision for that loss in accordance with ASC 450. However, as of December 31, 2024 and 2025, no such provisions have been recognized.

Additionally, the Company does not expect any significant contingencies in the near term that would materially impact its financial position or operations.